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                      Transamerica Bounty Variable Annuity
                                    Issued by
                 Transamerica Life Insurance and Annuity Company
                              Separate Account VA-7

                          Supplement Dated May 26, 1999

                                       To

                          Prospectus Dated May 1, 1999

The following information supplements the Prospectus. You should read it together with the Prospectus.

Account Fee Changes

1. The first item under the Expenses section on Page 2 of the Profile is changed to read:

       We deduct an annual account fee of $30 (the fee is waived for account values over $50,000).

2.      The Account Fee on Page 5 of the Prospectus is amended to read $30.

3.      Item 3 in the Notes to Fee Table on Page 7 is changed to read:

       3. We impose an account fee of $30 per contract year. We will waive this fee for account values over $50,000 or with certain programs.

4. The third paragraph in the Other Charges and Deductions section on Page 10 of the Prospectus is changed to read:

       We deduct an account fee of currently $30 at the end of each contract year and upon surrender. We waive the account fee for a contract year if the account value is more than $50,000 on the last business day of that year or as of the date of surrender.

5. The Account Fee section on Page 28 of the Prospectus is changed, in its entirety, to read as follows:

       Account Fee. At the end of each contract year and before the annuity date, we deduct an annual account fee as partial compensation for expenses relating to the issue and maintenance of the contract and the variable account. The annual account fee is $30. If the contract is surrendered, the account fee, unless waived, will be deducted from a full surrender. The account fee will be deducted on a pro rata basis, based on values, from the account value. The fee deductions will be based on both the variable sub-accounts and the general account options. No interest adjustment will be assessed on any deduction for the account fee taken from the multi-year guarantee period option. The account fee for a contract year will be waived if the account value exceeds $50,000 on the last business day of that contract year or as of the date you, as owner, surrender the contract.

Additional Changes

6. The first paragraph of the Allocation of Purchase Payments section on Page 20 of the Prospectus is changed to read:

       You specify how purchase payments will be allocated under the contract. You may allocate purchase payments among one or more of the variable sub-accounts and the general account options as long as the portions are whole number percentages. In addition, there is a minimum allocation of $1,000 to each multi-year guarantee period. We may waive this minimum allocation amount under certain options and circumstances.

7. Item 3 in the Eligibility Requirements for Dollar Cost Averaging section on Page 23 of the Prospectus is changed to read:

       3.  The  minimum   amount  you  can  transfer  into  any  other  variable
sub-account is $250.